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                                                                      EXHIBIT 13


                             JOINT FILING AGREEMENT
                                       AND
                                POWER OF ATTORNEY

              Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Amendment No. 4 to Statement on Schedule 13D with respect to the securities of World Commerce Online, Inc. to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.


Date:  August 21, 2001                  Interprise Technology Partners, L.P.
                                        By: Miller Technology Management, L.P.,
                                            its General Partner
                                            By: MTM I, LLC, its General Partner

                                               /S/ J.C. CAMPUZANO
                                        ----------------------------------------
                                        David R. Parker, Managing Member
                                        By: Juan Carlos Campuzano
                                            Attorney-in-fact


Date:  August 21, 2001                  Miller Technology Management, L.P.
                                        By:  MTM I, LLC, its General Partner

                                               /S/ J.C. CAMPUZANO
                                        ----------------------------------------
                                        David R. Parker, Managing Member
                                        By: Juan Carlos Campuzano
                                            Attorney-in-fact

Date:  August 21, 2001                  MTM I, LLC

                                               /S/ J.C. CAMPUZANO
                                        ----------------------------------------
                                        David R. Parker, Managing Member
                                        By: Juan Carlos Campuzano
                                            Attorney-in-fact

                                               /S/ J.C. CAMPUZANO
                                        ----------------------------------------
Date:  August 21, 2001                  Edmund R. Miller
                                        By: Juan Carlos Campuzano
                                            Attorney-in-fact

                                               /S/ J.C. CAMPUZANO
                                        ----------------------------------------
Date:  August 21, 2001                  David R. Parker
                                        By: Juan Carlos Campuzano
                                            Attorney-in-fact